UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2024

The Kroger Co.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	No. 1-303	31-0345740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street Cincinnati, OH		45202
(Address of Principal Executive Offices)		(Zip Code)

(513) 762-4000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $1.00 par value per share	KR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2024, Gary Millerchip, Senior Vice President and Chief Financial Officer of The Kroger Co. (“Kroger”), informed Kroger of his decision to step down from his role at Kroger to assume an executive role at another public company. Millerchip’s decision was not due to any disagreements with Kroger on any matter relating to Kroger’s operations, policies or practices. Todd Foley, Group Vice President, Corporate Controller and Chief Accounting Officer of Kroger, has been appointed interim Chief Financial Officer, effective February 5, 2024. Kroger will name a CFO successor at a later date.

Foley, age 54, was named Group Vice President, Corporate Controller and Chief Accounting Officer of Kroger on October 1, 2021. Foley also has responsibility for the pension investment, tax and insurance teams. From April 2017 to September 2021, he served as Vice President, Corporate Controller and Chief Accounting Officer of Kroger. Before that, he held several leadership roles, including Chief Financial Officer of Kroger’s Cincinnati/Dayton operating division, Assistant Corporate Controller, where he maintained oversight of external and internal financial reporting and managed the corporate accounting department, and as Vice President and Treasurer. Foley joined Kroger in 2001 as an audit manager in the Internal Audit Department. Before joining Kroger, Foley began his career as a CPA and served as a senior audit manager at PricewaterhouseCoopers.

As of the date of this report, no new compensatory arrangements have been entered into in connection with the appointment of Foley as interim Chief Financial Officer.

Item 7.01.            Regulation FD Disclosure.

On February 5, 2024, Kroger issued a press release regarding the matters described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and the press release attached hereto as Exhibit 99.1 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Kroger under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01.            Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated February 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

By:	/s/ Christine S. Wheatley
Name:	Christine S. Wheatley
Title:	Senior Vice President, General Counsel and Secretary

Date: February 5, 2024